EXHIBIT 10.7

FORM OF SUBSCRIPTION FOR SPECIAL WARRANTS

TO:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Corporation”)

AND TO:	ORION SECURITIES INC.
CIBC WORLD MARKETS INC.
GMP SECURITIES LIMITED and
RBC DOMINION SECURITIES INC. (the “Underwriters”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of special warrants (the “Special Warrants”) of the Corporation as more fully described herein, for the aggregate subscription price set forth below, representing a subscription price of $1.20 (Canadian) per Special Warrant.

This subscription is made upon and subject to the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Special Warrants of SMTC Manufacturing Corporation of Canada”.

In addition to this face page, the Subscriber must also complete all applicable exhibits hereto.

Number of Special Warrants:

Name of Subscriber (please print)

By:	Aggregate Subscription Price:
Authorized Signature
Official Capacity or Title (please print)	$

If the Subscriber is signing as agent for a principal and is not a trust company or a portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, complete the following:
Please print name of individual whose signature appears above if different than the name of the subscriber printed above

Subscriber’s Address	Name of Principal

Address of Beneficial Purchaser, if applicable	Principal’s Address

Telephone Number

Register the Special Warrants as set forth below:	Deliver the Special Warrants as set forth below:

Name	Name

Account reference, if applicable	Account reference, if applicable

Address	Contact Name

Address

Telephone Number

A completed and originally executed copy of this subscription agreement must be delivered or transmitted by telecopier (416) 848-3593 by no later than 12:00 noon (Toronto time) on March 1, 2004 to Orion Securities Inc., P.O. Box 830, BCE Place, 181 Bay Street, Suite 3100, Toronto, Ontario M5J 2T3 (Attention: Liliana Miglionico, Syndication).

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement and the Corporation represents and warrants to the Subscriber that the representations and warranties made by the Corporation to the Underwriters in the Underwriting Agreement (as defined herein) are true and correct in all material respects as of the Closing Date (as defined herein) (save and except as waived by the Underwriters) and that the Subscriber is entitled to rely thereon and on the terms, conditions and covenants contained in the Underwriting Agreement as if the Subscriber were a party thereto.

March , 2004	SMTC MANUFACTURING CORPORATION OF CANADA
(Closing Date)
By:

TERMS AND CONDITIONS OF SUBSCRIPTION FOR

SPECIAL WARRANTS OF SMTC MANUFACTURING CORPORATION OF CANADA

Underwritten Private Placement

1.	The Subscriber acknowledges that the Special Warrants will be issued in connection with the creation, issue and sale of an aggregate of 33,350,000 Special Warrants of the Corporation at a subscription price of $1.20 per Special Warrant (and up to 38,352,500 Special Warrants if an over-allotment option is exercised by the Underwriters) to be sold by the Corporation on a private placement basis pursuant to an agreement (the “Underwriting Agreement”) to be dated on or about March 3, 2004 between the Corporation, SMTC Corporation (“SMTC”) and the Underwriters and that the definitive terms and conditions of the Special Warrants will be set forth in the Special Warrant Indenture (as hereinafter defined).

Terms of Special Warrants

2.       (a)     The Special Warrants will be created and issued pursuant to the terms of a special warrant indenture (the “Special Warrant Indenture”) to be entered into between the Corporation and CIBC Mellon Trust Company (the “Trustee”), or such other trust company as is acceptable to the Corporation and the Underwriters, at or prior to the Closing Time (as hereinafter defined).

(b)	Each Special Warrant will be exercisable to acquire, for no additional consideration, one unit (the “Units”). Each Unit is comprised of one exchangeable share in the capital of the Corporation (the “Exchangeable Shares”) and one-half of one exchangeable share purchase warrant (the “Warrants”). Each full Warrant entitles the holder to acquire one Exchangeable Share at any time on or prior to the fifth anniversary of the Closing Date at an exercise price of $1.85. Each Exchangeable Share is exchangeable at the option of the holder, at any time, for one common share of SMTC (the “Common Shares”).

(c)	The Special Warrants will be exercisable by the holders thereof surrendering the Special Warrants to the Trustee at any time on or before 5:00 p.m. (Toronto time) on the date (the “Expiry Date”) that is the earlier of: (i) the 6th business day after the date that a receipt is issued by the last of the securities regulatory authorities in each province or territory of Canada where a holder is resident (the “Qualifying Jurisdictions”) for a (final) prospectus qualifying the distribution of the Units (the “Prospectus Qualification Date”); and (ii) the first business day following the date which is 12 months after the Closing Date. Special Warrants not exercised prior to the Expiry Date will be deemed to have been exercised by the Trustee on behalf of the holders, without any further action on the part of the holders, at 4:59 p.m. (Toronto time) on the Expiry Date. For the purposes of clause (i) above, holders of Special Warrants resident outside of Canada shall be deemed to be residents of Ontario.

(d)	The Underwriting Agreement and the Special Warrant Indenture will provide, among other things, that each of the Corporation and SMTC will use its reasonable best efforts to (i) file a preliminary prospectus in respect of the issuance and distribution of the Units in each of the Qualifying Jurisdictions as soon as practicable following the Closing Date, (ii) resolve all comments received or deficiencies raised by the various securities regulatory authorities in the Qualifying Jurisdictions as expeditiously as possible, (iii) file and obtain receipts for a (final) prospectus (the “Final Prospectus”) in each Qualifying Jurisdiction that qualifies the issuance and distribution of the Units as soon as possible after such regulatory comments and deficiencies have been resolved and in no event later than 5:00 p.m. (Toronto time) on the date that is 90 days after the Closing Date (the “Prospectus Qualification Deadline”), and (iv) file a registration statement with the United States Securities and Exchange Commission (the “SEC”) registering the Common Shares into which the Exchangeable Shares are exchangeable (the “Underlying Common Shares”) and to take such other steps as may be necessary to ensure the free tradability of the Underlying Common Shares as soon as possible but in no event later than the date that is 120 days after the Closing Date (the “Registration Qualification Deadline”).

(e)	If the Prospectus Qualification Date does not occur on or before the Prospectus Qualification Deadline or if the date on which the Registration Statement becomes effective does not occur on or before the Registration Qualification Deadline, the number of Units issuable on exercise of each Special Warrant exercised after the Prospectus Qualification Deadline shall be increased to 1.1 without payment of additional consideration.

(f)	The Special Warrants will be issued pursuant to exemptions from prospectus requirements and will be subject to resale restrictions. In the event that the Corporation is unable to obtain a receipt for the Final Prospectus in a Qualifying Jurisdiction, or if a Special Warrant is exercised prior to the issuance of a receipt for a Final Prospectus in a Qualifying Jurisdiction, the Exchangeable Shares and Warrants comprising Units may be subject to statutory hold periods during which these securities may not be resold in such Qualifying Jurisdiction.

(g)	If SMTC is unable to cause the registration statement filed with the SEC to become effective or is otherwise unable to ensure the free tradability of the Underlying Common Shares, the Underlying Common Shares will be subject to statutory hold periods during which they may not be resold in Canada or the United States.

(h)	If a preliminary prospectus is not filed as contemplated by paragraph 2(d) hereof during the four month period following the Closing Date, the Special Warrants not exercised prior thereto will be deemed to have been exercised by the Trustee on behalf of the holders, without any further action on the part of the holders at 4.59 p.m. (Toronto time) on such date.

(i)	It is acknowledged that the issuance of Underlying Common Shares and the implementation of a debt restructuring of the Corporation and SMTC will require the approval of the shareholders of SMTC and that SMTC will use its commercially reasonable best efforts to cause a meeting of shareholders of SMTC to be held for such purpose within 60 days following the Closing Date, but in any event no later than 90 days following the Closing Date. If the requisite approval of SMTC shareholders is not obtained, subject to NASDAQ approval, Subscribers will be allowed for a period of five business days following the date of the meeting of SMTC shareholders, to subscribe, on a pro rated basis, for Units representing (i) an aggregate number of Underlying Exchangeable Shares that does not exceed 25% of all such issued and outstanding shares and (ii) an aggregate number of Underlying Common Shares that, together with the Underlying Common Shares issuable on exchange of the Exchangeable Shares described in clause (i) of this paragraph, does not exceed 19.9% of the issued and outstanding Common Shares of SMTC (the “Allowable Subscriptions”).

(j)	The net proceeds from the sale of Special Warrants will be deposited with the Trustee who shall invest such net proceeds in government securities until they are distributed in accordance herewith. If the requisite shareholder approvals referred to in subsection 2(i) are not obtained or if certain insolvency events have occurred and are continuing, then the gross proceeds of the sale of Special Warrants in excess of the Allowable Subscription amounts shall be returned and/or paid by the Corporation to the Underwriters for the benefit of Subscribers, together with any interest earned on that portion of the escrowed funds.

The terms of the Special Warrant Indenture shall otherwise be in such form and contain such terms as shall be approved by the Underwriters and the Corporation.

The foregoing description of the Special Warrants is a summary only and is subject to the detailed provisions of the Special Warrant Indenture.

Representations, Warranties and Covenants by Subscriber

3.	By executing this subscription, the Subscriber (and, if applicable, the others for whom it is contracting hereunder) represents, warrants and covenants to the Corporation and the Underwriters (and acknowledges that the Corporation, the Underwriters and their respective counsel are relying thereon) that:

(a)	it has been independently advised as to restrictions with respect to trading in the Special Warrants, the Units, the Exchangeable Shares and Warrants comprising the Units, the Exchangeable Shares underlying the Warrants and the Common Shares into which the Exchangeable Shares are exchangeable (collectively, the “Securities”) imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Corporation or the Underwriters with respect thereto, acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein, and of the fact that if a receipt for the Final Prospectus is not obtained it will not be able to resell the Securities, except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restricted period and compliance with the other requirements of applicable securities laws;

(b)	it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document describing the business and affairs of the Corporation, nor has any document been prepared for delivery to, or review by, prospective purchasers in order to assist them in making an investment decision in respect of the Special Warrants;

(c)	the offering and sale of Special Warrants to it was not made or solicited through, and it is not aware of, any advertisement of the Special Warrants in printed public media, radio, television or telecommunications, including electronic display (such as the Internet), or any other advertisement or general solicitation with respect to the distribution of the Special Warrants;

(d)	it has relied solely upon the publicly available information relating to, and issued by, the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Underwriters or any employees, agents or affiliates thereof, such publicly available information having been delivered to the Subscriber without independent investigation or verification by the Underwriters, and agrees that the Underwriters and their counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information upon which the investment decision has been made and acknowledges that the Underwriters’ counsel is acting as counsel to the Underwriters and not as counsel to the Subscriber;

          (e)      (i)        it is resident in the province set forth as the “Subscriber’s Address” on the face page of this Subscription Agreement, and if the Subscriber is acting as agent for a disclosed principal/beneficial purchaser, such disclosed principal/beneficial purchaser is resident in the province set forth as the “Principal’s Address” on the face of this Subscription Agreement; and

(ii)	it is aware that it is purchasing the Special Warrants pursuant to an exemption from the prospectus requirements under applicable securities legislation and, as a consequence: (A) it is restricted from using most of the civil remedies available under securities legislation; (B) it may not receive information that would otherwise be required to be provided to it under securities legislation; and (C) the Corporation is relieved from certain obligations that would otherwise apply under securities legislation;

(f)	unless it is purchasing under subsections 3(g), (h) or (i) it is purchasing the Special Warrants as principal for its own account, not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Securities, and unless exempted by an order of the securities commission or similar regulatory authority of the province in which it resides:

(i)	if it is resident in British Columbia or Alberta or otherwise subject to the securities legislation of British Columbia or Alberta:

(1)	it is an individual and the aggregate acquisition cost of the Special Warrants purchased by it is not less than $97,000 or, if the Subscriber is not an individual but is a corporation, partnership, trust, fund, association or any other organization of a group of persons, it was not created solely, nor is it used primarily, to permit the purchase of the Special Warrants without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost of such securities is less than $97,000 or, if it is such an entity created or used primarily for such purpose and is resident in British Columbia, it would have an aggregate acquisition cost of purchasing the Special Warrants of not less than $97,000 and each of the individuals who forms part of the group has contributed at least $97,000 to such entity for the purpose of purchasing such securities; or

(2)	it is one of the following and has so indicated by initialling the applicable paragraph:

______	(I)	a director, senior officer or control person of the Corporation or an affiliate of the Corporation;

______	(II)	a spouse, parent, grandparent, brother, sister or child of any person referred to in subclause (I) above;

______	(III)	a parent, grandparent, brother, sister or child of the spouse of any person referred to in subclause (I);

______	(IV)	a close personal friend of any person referred to in subclause (I) and, if requested, by the Corporation or the Underwriters, will provide a signed statement describing any of such persons;

______	(V)	a close business associate of any person referred to in subclause (I) and, if requested by the Corporation or the Underwriters, will provide a signed statement describing any of such persons;

______	(VI)	a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation and, if requested by the Corporation or the Underwriters, will provide a signed statement describing any of such persons;

______	(VII)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation;

______	(VIII)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies referred to in subclauses (I) through (VII) above; or

______	(IX)	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subclauses (I) through (VII) above; and

no commission or finder’s fee has been paid to any director, officer, founder or control person of the Corporation in connection with the purchase of Units by the Subscriber;

(ii)	if it is resident in or otherwise subject to the laws of Alberta, Manitoba, Nova Scotia, Saskatchewan or British Columbia it is an “accredited investor”, as such term is defined in Multilateral Instrument 45-103 entitled “Capital Raising Exemptions” promulgated under the Securities Act (Alberta), the Securities Act (Manitoba), the Securities Act (Nova Scotia), The Securities Act, 1988 (Saskatchewan) and the Securities Act (British Columbia) and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit “2” to this Subscription Agreement;

(iii)	if it is resident in Ontario or otherwise subject to the securities legislation of Ontario, it is an “accredited investor” as defined in Ontario Securities Commission Rule 45-501 entitled “Exempt Distributions” promulgated under the Securities Act (Ontario), and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit “3” to this Subscription Agreement;

(iv)	if it is resident in Quebec or otherwise subject to the securities legislation of Quebec:

(1)	the total cost of the Special Warrants purchased by it is not less than $150,000 and it is acting for its own account and, if it is an entity, it was not established solely to acquire the Special Warrants; or

(2)	it is a sophisticated purchaser within the meaning of Sections 43, 44 or 45 of the Securities Act (Quebec) and the Subscriber, is purchasing the Special Warrants for its own account, or if it is a trust company licensed under an Act respecting trust companies and savings companies (Quebec) or an insurance company holding a license under an Act respecting insurance (Quebec) or a dealer or advisor registered in conformity with Section 148 of the Securities Act (Quebec), it is purchasing the Special Warrants for the portfolio of a third person managed solely by that company, dealer or advisor;

(v)	if it is a resident in or otherwise subject to the laws of New Brunswick, the aggregate acquisition cost of the Special Warrants is not less than $97,000; and if it is not an individual or corporation but a partnership, syndicate or unincorporated organization, each member thereof is an individual who is purchasing sufficient Special Warrants such that the aggregate acquisition cost of such Special Warrants to the individual is not less than $97,000; or

(vi)	it acknowledges that:

(1)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(2)	there is no government or other insurance covering the Securities;

(3)	there are risks associated with the purchase of the Special Warrants;

(4)	there are restrictions on the purchaser’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling any of the Securities;

(5)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the purchaser with a prospectus and to sell Special Warrants through a person or company registered to sell securities under the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring Special Warrants pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable securities laws will not be available to the Subscriber; and

(6)	the certificates representing the Special Warrants will be, and the certificates representing the Exchangeable Shares and Warrants comprising the Units and the Exchangeable Shares underlying the Warrants may be, endorsed by a legend stating that the Special Warrants, the Exchangeable Shares and Warrants comprising the Units and the Exchangeable Shares underlying the Warrants, if applicable, will be subject to restrictions on resale in accordance with applicable securities legislation;

(g)	if it is not purchasing as principal, it is purchasing Special Warrants having an aggregate acquisition cost of at least $97,000 if resident in British Columbia or Alberta, it is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities, it acknowledges that the Corporation is required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Special Warrants for whom it may be acting, and:

(i)	if it is resident in, or otherwise subject to the securities legislation of, British Columbia, it is a trust company or an insurer authorized to carry on business under the Financial Institutions Act (British Columbia), or it is a portfolio manager who manages the investment portfolio of clients through discretionary authority granted by one or more clients and who is registered as a portfolio manager under the Securities Act (British Columbia) or is exempted from such registration, and is purchasing as agent for an account that is fully managed by it; or

(ii)	if it is acting as agent for one or more disclosed principals, each of such principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities, and each of such principals complies with such of subparagraphs (i), (ii), (iii), (iv), (v) and (vi) of paragraph 3(f) as are applicable to it by virtue of its province of residence;

(iii)	if it is resident in Alberta or otherwise subject to the securities legislation of Alberta, then it is trading for accounts fully managed by it and it is (I) a trust company or trust corporation trading as a trustee or agent on behalf of a fully managed account; or (II) a portfolio manager trading as agent on behalf of a fully managed account; or (III) a person or company trading as agent on behalf of a fully managed account that, except for an exemption under the Securities Act (Alberta) or the regulations thereunder, is required to be registered as a portfolio manager;

(h)	if it is not purchasing as principal and is resident in or otherwise subject to the laws of Nova Scotia it is purchasing Special Warrants having an aggregate acquisition cost of at least $150,000 or it is an “accredited investor” within the meaning of section 5.1 of Multilateral Instrument 45-103 “Capital Raising Exemptions” and it is (i) a trust company (as defined in the regulations made pursuant to the Securities Act (Nova Scotia)) and is purchasing the Special Warrants as trustee or as agent for accounts fully managed by it; or (ii) a portfolio manager (as defined in such Act) or is a person or a company who, but for the availability of an exemption pursuant to such Act or the regulations thereunder, would be obliged to be registered as a portfolio manager in order to be in compliance with such Act and, in either case, is purchasing the Special Warrants as agent for the accounts fully managed by the person or company;

(i)	if it is not purchasing as principal and is resident in or otherwise subject to the laws of New Brunswick,

(i)	it is a bank to which the Bank Act (Canada) applies;

(ii)	it is the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act;

(iii)	it is a licensed provincial company or licensed extra-provincial company under the Loan and Trust Companies Act (New Brunswick);

(iv)	it is an insurance company licensed under the Insurance Act (New Brunswick); or

(j)	if it is resident of the United Kingdom or otherwise subject to the laws of the United Kingdom, it is purchasing the Special Warrants as principal for its own account, not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Securities, and is a person falling within either Article 19 or Article 49 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit “5” to this Subscription Agreement;

(k)	if it is a resident of any jurisdiction referred to in the preceding paragraphs but not purchasing thereunder, it is purchasing pursuant to an exemption from prospectus and registration requirements (particulars of which are enclosed herewith) available to it under applicable securities legislation, and shall deliver to the Corporation and to the Underwriters such further particulars of the exemption(s) and the Subscriber’s qualifications thereunder as the Corporation or the Underwriters may request;

(l)	if it is a resident of any jurisdiction not referred to in the preceding paragraphs, it complies with the requirements of all applicable securities legislation in the jurisdiction of its residence and will provide such evidence of compliance with all such matters as the Corporation or the Underwriters may request;

(m)	it is aware that none of the Securities has been registered under the United States Securities Act of 1933, as amended, (the “U.S. Securities Act”) or the securities laws of any state and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration under the U.S. Securities Act and applicable state securities laws;

(n)	it is not a “U.S. Person” (as that term is defined by Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States), and is not acquiring the Units for the account or benefit of a U.S. Person or a person in the United States or for resale in the United States or to a U.S. Person in violation of United States federal or state securities laws;

(o)	the Special Warrants have not been offered to the undersigned in the United States, and the individuals making the order to purchase the Special Warrants and executing and delivering this Subscription Agreement on behalf of the undersigned were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(p)	it undertakes and agrees that it will not exercise the Special Warrants or the Warrants, exchange the Exchangeable Shares for Common Shares or offer or sell any of the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; that it will not resell any of the Securities except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders, and stock exchange rules and, in particular, will not engage in hedging transactions with regard to the Securities except in compliance with applicable legislation;

(q)	it understands and agrees that none of the Securities may be sold within the United States or by or on behalf of a U.S. Person unless such Securities are registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available;

(r)	the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a material violation of any of the terms and provisions of any law applicable to it, or any of its constating documents, or of any agreement to which the Subscriber is a party or by which it is bound;

(s)	if an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement, and take all action pursuant hereto;

(t)	if a corporation, partnership, unincorporated association or other entity, it has the legal capacity to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of such directors, shareholders, partners or otherwise have been given and obtained;

(u)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(v)	except as disclosed to the Corporation, it deals, and will continue to deal, at arm’s length with the Corporation within the meaning of the Income Tax Act (Canada) at all relevant times;

(w)	in the case of a subscription by it for Special Warrants acting as agent for a disclosed principal, it is duly authorized to execute and deliver this agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes the legal, valid and binding agreement of, such principal;

(x)	it has, or as a result of advice received from a registered person other than the Corporation or any affiliates thereof has, such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment;

(y)	if required by applicable securities legislation, regulations, rules, instruments, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Special Warrants (including, without limitation, The Toronto Stock Exchange Private Placement Questionnaire and Undertaking, attached hereto as Exhibit “1”) as may be required;

(z)	it will not resell any of the Securities, except in accordance with the provisions of applicable securities legislation and stock exchange rules;

(aa)	the delivery of this subscription, the acceptance hereof by the Corporation and the issuance of the Special Warrants to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence and domicile, and will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement;

          (bb)   (i)        to the best of the Subscriber’s knowledge, none of the subscription funds used for the purchase of the Subscriber’s Special Warrants (A) have been or will be derived from or related to any activity that is deemed criminal under or otherwise in contravention of the laws of Canada, the United States, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and

(ii)	the Subscriber shall promptly notify the Corporation if, on or prior to the Closing Date (as defined in paragraph 5 below), if the Subscriber discovers that any of the representations in subclause (bb)(i) above cease to be true, and to provide the Corporation with appropriate information in connection therewith; and

(cc)	the Subscriber acknowledges that it has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for the Special Warrants and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement.

Closing

4.	The Subscriber agrees to deliver to the Underwriters, as soon as possible and, in any event, not later than 12:00 noon (Toronto time) on March 1, 2004: (a) this duly completed and executed Subscription Agreement; (b) The Toronto Stock Exchange Private Placement Questionnaire and Undertaking, attached hereto as Exhibit “1”; (c) if the Subscriber is a resident of British Columbia, Alberta, Manitoba, Nova Scotia or Saskatchewan and is purchasing as an “accredited investor”, a duly executed Representation Letter, attached hereto as Exhibit “2”; (d) if the Subscriber is a resident of Ontario, a duly executed Representation Letter, attached hereto as Exhibit “3”; (e) if the Subscriber is a resident of Quebec, a duly executed Representation Letter attached hereto as Exhibit “4”; (f) if the Subscriber is a resident of United Kingdom, a duly executed Representation Letter attached hereto as Exhibit “5”; (g) such other documents as may be requested as contemplated by subsection 3(y) hereof; and (h) a certified cheque or bank draft payable to the Underwriters for the aggregate subscription price or payment of the same amount in such other manner as is acceptable to the Underwriters.

5.	The sale of the Units will be completed at the offices of Goodmans LLP in Toronto, Ontario at 10:00 a.m. (Toronto time), or such other time as the Underwriters and the Corporation may agree (the “Closing Time”) on March 3, 2004 or such other date as the Underwriters and the Corporation may agree (the “Closing Date”). If by the Closing Time, the terms and conditions contained in the Underwriting Agreement have been complied with to the satisfaction of the Underwriters or waived by the Underwriters, the Underwriters shall deliver to the Corporation all completed subscription agreements, including this Subscription Agreement and deliver to the Trustee the aggregate subscription proceeds (less the commission referred to in paragraph 6 and the expenses of the offering), against delivery by the Corporation of the Special Warrants and such other documentation as may be required.

6.	The Subscriber acknowledges that the Underwriters have agreed to offer the Special Warrants on a private placement basis and, in connection therewith, the Corporation and the Underwriters have entered into the Underwriting Agreement pursuant to which the Underwriters, in connection with the issue and sale of Special Warrants, will receive a fee equal to 6% of the gross proceeds of the sale of Special Warrants from the Corporation. The Subscriber hereby irrevocably authorizes Orion Securities Inc., on behalf of the Underwriters: (a) to act as its representative at the closing and to execute in its name and on its behalf all closing receipts and documents required; (b) to complete or correct any errors or omissions in any form or document provided by the Subscriber; (c) to receive on its behalf certificates representing the Special Warrants purchased under this subscription; (d) to approve any opinions, certificates or other documents addressed to the Subscriber; (e) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber and contained in the Underwriting Agreement; and (f) to exercise any rights of termination contained in the Underwriting Agreement.

7.	The Corporation and the Underwriters shall be entitled to rely on delivery of a facsimile copy of executed subscriptions, and acceptance by the Corporation of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. Notwithstanding the foregoing, the Subscriber shall deliver originally executed copies of the documents listed in paragraph 4 hereof to Orion Securities Inc., on behalf of the Underwriters, by 12:00 noon on March 1, 2004. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

General

8.	The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein and in any Exhibit hereto will be true and correct both as of the time of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Special Warrants. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and the Underwriters in determining the eligibility of a purchaser of Special Warrants. The Subscriber agrees to indemnify and hold harmless the Corporation and the Underwriters and their respective directors, officers, employees, advisors, affiliates, shareholders, partners and agents from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation or the Underwriters in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation or the Underwriters in connection herewith. The Subscriber undertakes to immediately notify the Corporation at SMTC Manufacturing Corporation of Canada, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Marwan Kubursi (Fax Number: 905-479-5326) and the Underwriters at Orion Securities Inc., BCE Place, 181 Bay Street, Suite 3100, P.O. Box 830, Toronto, Ontario, Canada M5J 2T3, Attention: Mark McQueen (Fax Number: 416-848-3650) of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

9.	The contract arising out of this Subscription Agreement and all documents relating thereto, which by common accord has been or will be drafted in English, shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the Subscriber, the Corporation and the Underwriters each irrevocably attorn to the jurisdiction of the courts of the Province of Ontario. La soussignee demande par les presentes que la presente souscription ainsi que tous documents y afferents soient rediges en langue anglaise seulement.

10.	Time shall be of the essence hereof.

11.	This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

12.	The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Special Warrants to the Subscriber shall be borne by the Subscriber.

13.	The representations, warranties and covenants contained herein shall survive the closing of the transactions contemplated hereby.

14.	The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

15.	The obligations of the parties hereunder are subject to acceptance of the terms of the offering by the Toronto Stock Exchange and all other required regulatory approvals.

16.	The Subscriber acknowledges and agrees that the acceptance of the Subscription Agreement will be conditional, among other things, upon the sale of the Special Warrants to the Subscriber being exempt from any prospectus and offering memorandum requirements of all applicable securities laws. The Corporation will be deemed to have accepted this subscription agreement upon the delivery at closing of the certificates representing the Special Warrants to or upon the direction of the Subscriber in accordance with the provisions hereof.

17.	The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

18.	Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

Rescission Rights

19.	In the event that a holder who acquires an Exchangeable Share or a Warrant upon the exercise of a Special Warrant is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of a misrepresentation in the Prospectus or any amendment thereto, such holder shall, subject to available defences and any limitation period under applicable securities legislation, be entitled to rescission not only of the Subscriber’s exercise of its Special Warrant but also of the private placement transaction pursuant to which the Special Warrant was initially acquired, and shall be entitled in connection with such rescission to a full refund of all consideration paid on the acquisition of the Special Warrant. In the event such holder is a permitted assignee of the interest of the original Special Warrant subscriber, such permitted assignee shall be permitted to exercise the rights of rescission and refund granted hereunder as if such permitted assignee was such original subscriber. The foregoing is in addition to any other right or remedy available to a Subscriber under section 130 of the Securities Act (Ontario), section 203 of the Securities Act (Alberta), section 131 of the Securities Act (British Columbia), equivalent provisions under the securities laws of the other provinces or otherwise at law.

EXHIBIT “1”

THE TORONTO STOCK EXCHANGE

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING QUESTIONNAIRE

1.	DESCRIPTION OF TRANSACTION

	(a)	Name of Issuer of the Securities: SMTC MANUFACTURING CORPORATION OF CANADA

	(b)	Number and Class of Securities to be Purchased:

Special Warrants of SMTC Manufacturing Corporation of Canada. Each Special Warrant is exercisable to acquire, for no additional consideration one unit comprised of one exchangeable share of the Corporation ( “Exchangeable Share”) and one-half of one exchangeable share purchase warrant (“Warrant”). Each full Warrant entitles the holder to acquire one Exchangeable Share at a price of $1.85 (Canadian) per Exchangeable Share for a period expiring five years following the Closing Date.

	(c)	Purchase Price: $1.20 (Canadian) per Special Warrant

2.	DETAILS OF PURCHASER

	(a)	Name of Purchaser:

	(b)	Address:

	(c)	Names and addresses of persons having a greater than 10% beneficial interest in the purchaser:

3.	RELATIONSHIP TO ISSUER

	(a)	Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider:

	(b)	If the answer to (a) is “no”, are the purchaser and the issuer controlled by the same person or company? If so, give details.

4.	DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:

UNDERTAKING

TO: The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED AT
Name of Purchaser
this day of , 2004	Authorized Signature

Official Capacity
Please print here name of individual whose signature appears above, if different from name of purchaser printed above

EXHIBIT “2”

REPRESENTATION LETTER

(FOR BRITISH COLUMBIA, ALBERTA, MANITOBA, NOVA SCOTIA OR SASKATCHEWAN ACCREDITED INVESTORS)

TO:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Corporation”)

AND TO:	ORION SECURITIES INC.
CIBC WORLD MARKETS INC.
GMP SECURITIES LIMITED and
RBC DOMINION SECURITIES INC. (the “Underwriters”)

In connection with the purchase by the undersigned subscriber (the “Subscriber”) of Special Warrants of the Corporation, the Purchaser hereby represents, warrants, covenants and certifies to the Corporation and the Underwriters that:

1.	the Subscriber is resident in British Columbia, Alberta, Manitoba, Nova Scotia or Saskatchewan or is otherwise subject to the laws of the Province of British Columbia Alberta, Manitoba, Nova Scotia or Saskatchewan;

2.	the Subscriber is purchasing the Special Warrants as principal for its own account; and

3.	the Subscriber is an “accredited investor” within the meaning of Multilateral Instrument 45-103 entitled “Capital Raising Exemptions” by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Representation Letter.

Dated: , 2004
Print name of Subscriber

By:
Signature

Title

IMPORTANT: PLEASE INITIAL APPENDIX “A” ON THE NEXT PAGE.

APPENDIX “A”

NOTE: The investor should initial beside the portion of the definition applicable to it.

Accredited Investor - (defined in Multilateral Instrument 45-103) means:

______	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

______	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

______	(d)	a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

______	(e)	a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

______	(f)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e),

______	(g)	the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

______	(h)	a municipality, public board or commission in Canada,

______	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

______	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

______	(k)	an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

______	(l)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

______	(m)	a person or company other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, had net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

______	(n)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

______	(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

______	(q)	a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other advisor registered to provide advice on the securities being traded,

______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

______	(t)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

For the purposes hereof:

(a)	“control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Northwest Territories, Nova Scotia, Nunavut and Prince Edward Island, where “control person” means any person or company that holds or is one of a combination of persons or companies that holds:

(i)	a sufficient number of any securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(b)	“designated securities” means:

(i)	voting securities,

(ii)	securities that are not debt securities and that carry a residual right to participate in the earnings of the issuer or, on the liquidation or winding-up of the issuer, in its assets, or

(iii)	securities convertible, directly or indirectly, into securities described in paragraph (i) or (ii);

(c)	“eligible investor” means:

(i)	a person or company whose

(A)	net assets, alone or with a spouse, exceed $400,000,

(B)	net income before taxes exceeded $75,000 in each of the two most recent years and who reasonably expects to exceed that income level in the current year, or

(C)	net income before taxes combined with that of a spouse exceeded $125,000 in each of the two most recent years and who reasonably expects to exceed that income level in the current year,

(ii)	a person or company of which a majority of the voting securities are beneficially owned by eligible investors or a majority of the directors are eligible investors,

(iii)	a general partnership of which all of the partners are eligible investors,

(iv)	a limited partnership of which the majority of the general partners are eligible investors,

(v)	a trust or estate in which all of the beneficiaries or a majority of the trustees are eligible investors,

(vi)	an accredited investor,

(vii)	a person or company described in section 4(d)(iv)(B) of the Subscription Agreement, or

(viii)	a person or company that has obtained advice regarding the suitability of the investment and, if the person or company is resident in a jurisdiction of Canada, that advice has been obtained from an eligibility adviser;

(d)	“eligibility adviser” means

(i)	an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants in a jurisdiction of Canada provided that the lawyer or public accountant:

(A)	does not have a professional, business or personal relationship with the issuer, or any of its directors, senior officers, founders or control persons, and

(B)	has not acted for or been retained personally or otherwise as an employee, senior officer, director, associate or partner of a person or company that has acted for or been retained by the issuer or any of its directors, senior officers, founders or control persons within the previous year;

(e)	“financial assets” means cash and securities;

(f)	“founder”, in respect of an issuer, means a person or company who,

(i)	acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the proposed trade, is actively involved in the business of the issuer;

(g)	“fully managed account” means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“individual” means a natural person, but does not include

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(ii)	a natural person in the person’s capacity as trustee, executor, administrator or other legal representative;

(i)	“mutual fund” includes an issuer of securities that entitles the holder to receive on demand or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer of the securities;

(j)	“non-redeemable investment fund” means an issuer,

(i)	whose primary purpose is to invest money provided by its security holders,

(ii)	that does not invest for the purpose of exercising effective control, seeking to exercise effective control or being actively involved in the management of the issuers in which it invests, other than mutual funds or other non-redeemable investment funds, and

(iii)	that is not a mutual fund; and

(k)	“related liabilities” means:

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(ii)	liabilities that are secured by financial assets.

(l)	“reporting issuer” in Northwest Territories, Nunavut and Prince Edward Island means a reporting issuer in a jurisdiction of Canada.

All monetary references are in Canadian Dollars.

EXHIBIT “3”

REPRESENTATION LETTER

(FOR ONTARIO ACCREDITED INVESTORS)

TO:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Corporation”)

AND TO:	ORION SECURITIES INC.
CIBC WORLD MARKETS INC.
GMP SECURITIES LIMITED and
RBC DOMINION SECURITIES INC. (the “Underwriters”)

In connection with the purchase by the undersigned subscriber (the “Subscriber”) of Special Warrants of the Corporation, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation and the Underwriters that:

1.	the Subscriber is resident in Ontario or is otherwise subject to the laws of the Province of Ontario;

2.	the Subscriber is purchasing the Special Warrants as principal for its own account; and

3.	the Subscriber is an “accredited investor” within the meaning of Ontario Securities Commission Rule 45-501 promulgated under the Securities Act (Ontario) by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Representation Letter.

Dated:                             , 2004

Print name of Subscriber

By:
Signature

Title

IMPORTANT: PLEASE INITIAL APPENDIX “A” ON THE NEXT PAGE.

APPENDIX “A”

NOTE: The investor should initial beside the portion of the definition applicable to it.

Accredited Investor - (defined in Ontario Securities Commission Rule 45-501) means:

______	(a)	a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of that Act;

______	(b)	the Business Development Bank incorporated under the Business Development Bank Act (Canada);

______	(c)	a loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

______	(d)	a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

______	(e)	a company licensed to do business as an insurance company in any jurisdiction;

______	(f)	a subsidiary of any company referred to in paragraph (a), (b), (c), (d) or (e), where the person or company owns all of the voting shares of the subsidiary entity;

______	(g)	a person or company registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

______	(h)	the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

______	(i)	any Canadian municipality or any Canadian provincial or territorial capital city;

______	(j)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

______	(k)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

______	(l)	a registered charity under the Income Tax Act (Canada);

______	(m)	an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

______	(n)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

______	(o)	an individual who has been granted registration under the Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual’s registration is still in effect;

______	(p)	a promoter of the issuer or an affiliated entity of a promoter of the issuer;

______	(q)	a spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the issuer;

______	(r)	a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario) (“Control Person”);

______	(s)	an issuer that is acquiring securities of its own issue;

______	(t)	a company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

______	(u)	a person or company that is recognized by the Ontario Securities Commission as an accredited investor;

______	(v)	a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

______	(w)	a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director (as defined in the Securities Act (Ontario)) or if it has ceased distribution of its securities, has previously distributed its securities in this manner;

______	(x)	a fully managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

______	(y)	an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario) or the Loan and Trust Companies Act;

______	(z)	an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; and

______	(aa)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

For the purposes hereof:

(a)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(b)	“control person” means any person, company or combination of persons or companies holding a sufficient number of any securities of the issuer to affect materially the control of the issuer but any holding of any persons, company or combination of persons or companies holding more than 20% of the outstanding voting securities of the issuer, in the absence of evidence to the contrary, shall be deemed to affect materially the control of the issuer;

(c)	“director” where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company;

(d)	“entity” means a company, syndicate, partnership, trust or unincorporated or organization;

(e)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

(f)	“fully managed account” means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client’s express consent to a transaction;

(g)	“individual” means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

(h)	“jurisdiction” means a province or territory in Canada except where used in the term “foreign jurisdiction”;

(i)	“mutual fund” includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund of trust account, of the issuer of the securities;

(j)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

(iii)	that is not a mutual fund;

(k)	“officer” means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer or a company by-law or similar authority, or any individual acting in a similar capacity on behalf of the issuer;

(l)	“person” means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

(m)	“portfolio adviser” means

(i)	a portfolio manager; or

(ii)	a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the Regulation if that broker or investment dealer is not exempt from the by-laws or regulations of The Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that subsection;

(n)	“promoter” means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of the issuer, or (b) a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of the issuer, directly or indirectly, received in consideration of services or property, or both services and property, 10% or more of any class of securities of the issuer or 10% or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing or substantially reorganizing the business;

(o)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(p)	“spouse” in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage;

Affiliated Entities, Control and Subsidiaries

1.	A person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

2.	A person or company is considered to be controlled by a person or company if

(a)	in the case of a person or company,

(i)	voting securities of the first-mentioned person or company carrying more than 50% of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of the other person or company, and

(ii)	the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

(b)	in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50% of the interests in the partnership; or

(c)	in the case of a limited partnership, the general partner is the second-mentioned person or company.

3.	A person or company is considered to be a subsidiary entity of another person or company if

(a)	it is controlled by,

(i)	that other, or

(ii)	that other and one or more persons or companies each of which is controlled by that other, or

(iii)	two or more persons or companies, each of which is controlled by that other, or

(b)	it is a subsidiary entity of a person or company that is the other’s subsidiary entity.

All monetary references are in Canadian Dollars.

EXHIBIT “4”

REPRESENTATION LETTER

(FOR QUEBEC RESIDENTS ONLY)

TO:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Corporation”)

AND TO:	ORION SECURITIES INC.
CIBC WORLD MARKETS INC.
GMP SECURITIES LIMITED and
RBC DOMINION SECURITIES INC. (the “Underwriters”)

In connection with the purchase by the undersigned subscriber (the “Subscriber”) of Special Warrants of the Corporation, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation and the Underwriters that:

1.	the Subscriber, or its disclosed principal, is resident in Quebec or is otherwise subject to the laws of the Province of Quebec;

2.	the Subscriber is purchasing the Special Warrants as principal for its own account or on behalf of a disclosed principal who is purchasing as principal for its own account; and

3.	the Subscriber is a ‘sophisticated purchaser’ within the meaning Section 43, 44 or 45 of the Securities Act (Quebec) or the exemption of Section 51 of the Securities Act (Quebec) is available to him by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Representation Letter.

Dated:                             , 2004

Print Name of Subscriber

By:
Signature

Title

IMPORTANT: PLEASE INITIAL APPENDIX “A” ON THE NEXT PAGE.

APPENDIX “A”

NOTE: The investor should initial beside the portion of the definition applicable to it.

Sophisticated Purchaser–as per Section 43 of the Securities Act (Quebec) means:

______	(1)	the Government of Québec or its departments or agencies that are mandataries of the State, the Government of Canada or the government of a Canadian province, or any of their departments or agencies;

As per Section 44 of the Securities Act (Quebec):

______	(2)	a company all of the voting securities of which belong to the Gouvernement du Québec or its departments or agencies that are mandataries of the State, to the Government of Canada or the government of a Canadian province, or to one of their departments or agencies;

______	(3)	a bank or an authorized foreign bank listed in Schedule I, II or III to the Bank Act (Statutes of Canada, 1991, chapter 46);

______	(4)	a savings company holding a licence under the Act respecting trust companies and savings companies ( chapter S-29.01) and a loan and investment society registered in accordance with the Loan and Investment Societies Act ( chapter S-30);

______	(5)	a financial services cooperative within the meaning of the Act respecting financial services cooperatives ( chapter C-67.3);

______	(6)	the Caisse centrale Desjardins du Québec established under the Act respecting the Mouvement des caisses Desjardins (1989, chapter 113);

______	(7)	a trust company licensed under the Trust companies and savings companies Act (chapter S-29.01);

______	(8)	an insurance company licensed under the Act respecting insurance ( chapter A-32);

______	(9)	a municipality, a metropolitan community, a school board, the Comité de gestion de la taxe scolaire de l’île de Montréal, an intermunicipal management board or a public agency or body established pursuant to an Act of the Government of Canada or of the government of a Canadian province;

______	(10)	a dealer or an adviser registered in conformity with section 148 of the Securities Act (Quebec);

______	(11)	a pension fund with assets of over $100 000 000 and governed by the Supplemental Pension Plans Act ( chapter R-15.1) or the Pension Benefits Standards Act, 1985 (Revised Statutes of Canada, 1985, chapter 32, 2nd Supplement);

______	(12)	the subsidiary of a person mentioned in paragraph 3, 7 or 8, to the extent that such person holds all the voting securities;

______	(13)	a person designated as a sophisticated purchaser under the Securities Act (Quebec) in an order of the Agence nationale d’encadrement du secteur financier on such conditions as it may determine; or

As per Sections 45 and 51 of the Securities Act (Quebec):

(14)	a trust company licensed under the Trust Companies and Savings Companies Act (Quebec), an insurance company holding a license under the Act respecting insurance (Quebec) or a dealer or adviser registered in conformity with section 148 of the Securities Act (Quebec) and is purchasing the securities for the portfolio of a third person managed solely by the Subscriber; or

(15)	any other person, where the total cost of the Special Warrants purchased by it is not less than $150,000 and is acting for its own account and, if it is an entity, it was not established solely to acquire the Special Warrants.

All monetary references are in Canadian Dollars.

EXHIBIT “5”

REPRESENTATION LETTER

(FOR UNITED KINGDOM ACCREDITED INVESTORS)

TO:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Corporation”)

AND TO:	ORION SECURITIES INC.
CIBC WORLD MARKETS INC.
GMP SECURITIES LIMITED and
RBC DOMINION SECURITIES INC. (the “Underwriters”)

In connection with the purchase by the undersigned subscriber (the “Subscriber”) of Special Warrants of the Corporation, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation and the Underwriters that:

1.	the Subscriber is resident in the United Kingdom or is otherwise subject to the laws of the United Kingdom;

2.	the Subscriber is purchasing the Special Warrants as principal for its own account; and

3.	the Subscriber is a person falling within either Article 19 or 49 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 detailed in appendix “A” to this Representation Letter.

Dated:                             , 2004

Print Name of Subscriber

By:
Signature

Title

IMPORTANT: PLEASE INITIAL APPENDIX “A” ON THE NEXT PAGE.

APPENDIX “A”

NOTE: The Subscriber should initial beside the portion of the definition applicable to it.

The Subscriber is a person falling within either Article 19 or 49 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001, being either an investment professional or a high net worth company or unincorporated association, as indicated below:

______	(1)	it is a body corporate which has more than 20 members or which is a subsidiary undertaking of a parent undertaking which has more than 20 members and which has called up share capital or net assets of not less than £500,000;

______	(2)	it is an unincorporated association or partnership which has called up capital or net assets of not less than £5 million;

______	(3)	it is the trustee of a high value trust that: (a) is £10 million or more; or (b) has been £10 million or more at any time during the year immediately preceding the date on which this communication was first made or directed;

______	(4)	it is any person acting in the capacity of a director, officer or employee of one of the previous three categories of person and whose responsibilities include him or her engaging in investment activity; or

______	(5)	it is a person whose ordinary activities involve him in carrying on the controlled activity to which this communication relates for the purpose of a business carried on by him.

All monetary references are in British Pounds.